UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 141(a)-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Aviat Networks, Inc.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 9 2010
AVIAT NETWORKS, INC
BROKER LOGO HERE
Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15
Meeting Information
Meeting Type: Annual Meeting For holders as of: September 22, 2010 Date: November 09, 2010 Time: 2:30 PM PST Location: 5200 Great America Parkway Santa Clara, CA 95054
You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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— Before You Vote —
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How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow -> XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow -> XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 29, 2010 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow -> XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.
Internal Use Only

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Voting items
The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Eric C. Evans 02 William A. Hasler 03 Clifford H. Higgerson 04 Charles D. Kissner 05 Raghavendra Rau 06 Dr. Mohsen Sohi 07 Dr. James C. Stoffel 08 Edward F. Thompson
The Board of Directors recommends you vote FOR the following proposal(s): 2 Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2011. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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Reserved for Broadridge Internal Control Information
Voting Instructions
THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #